UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

NABORS INDUSTRIES LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda
(Address of Principal Executive Offices, and Zip Code)

(441) 292-1510

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Nabors Industries Ltd., a Bermuda exempted company (“Nabors”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2025 (the “Prior Form 8-K”). As previously disclosed in the Prior Form 8-K, on March 11, 2025, Nabors completed the acquisition of Parker Drilling Company, a Delaware corporation (“Parker”).

Nabors is filing this Amendment solely to supplement Item 9.01 of the Prior Form 8-K to provide the financial statements and pro forma financial information related to its acquisition of Parker required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Prior Form 8-K. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Parker

The audited consolidated balance sheets of Parker and its subsidiaries as of December 31, 2024 and 2023 and related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years ended December 31, 2024 and 2023, and the related notes thereto, are filed as Exhibit 99.1 hereto, and are incorporated herein by reference.

(b) Pro-Forma Financial Statements

The unaudited pro forma condensed combined financial statements of Nabors as of and for the year ended December 31, 2024, are filed as Exhibit 99.2 hereto, and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, for Parker Drilling Company.
99.1	Audited Consolidated Financial Statements of Parker Drilling Company as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023.
99.2	Unaudited pro forma combined financial information of Nabors Industries Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nabors Industries Ltd.

Date:	May 21, 2025	By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary